Exhibit 99.1

Janus International Group Announces Acquisition of Terminal Maintenance and Construction

TEMPLE, GA, May 20, 2024 – Janus International Group, Inc. (NYSE: JBI) (“Janus” or the “Company”), a leading provider of cutting-edge access control technologies and building product solutions for the self-storage and other commercial and industrial sectors, today announced its acquisition of Terminal Maintenance and Construction (“TMC”), a premier provider of terminal maintenance services for the trucking industry in the Southeast. While initially continuing to focus on commercial customers, TMC’s integration will ultimately help support the growth of Janus’s Facilitate division, which offers complete facility maintenance services.

Headquartered in Madison, Georgia, TMC’s offerings include trucking terminal renovation, remodeling, and maintenance services.

“We’re very excited to have TMC join the Janus family and are thrilled about the additional innovative solutions that we’ll be providing to our customers in both the storage and commercial spaces we serve,” said Ramey Jackson, Chief Executive Officer. “Merging TMC’s team and capabilities with Janus’s well-established project management platform will strengthen our ability to deliver full maintenance services, which we believe will help bolster our strategic growth plan.”

Massumi + Consoli LLP served as legal advisor to Janus.

About Janus International Group

Janus International Group, Inc. (www.JanusIntl.com) is a leading global manufacturer and supplier of turn-key self-storage, commercial and industrial building solutions, including roll-up and swing doors, hallway systems, re-locatable storage units and facility and door automation technologies. The Janus team operates out of several U.S. locations and six locations internationally.

About Terminal Maintenance and Construction

Terminal Maintenance and Construction performs trucking terminal renovation, remodeling, and maintenance services for major trucking customers in the Southeast.

Forward-Looking Statements

Certain statements in this communication may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this communication are forward-looking statements, including, but not limited to statements regarding Janus’s belief regarding the demand outlook for Janus’s products and the strength of the industrials markets and statements regarding TMC, including Janus’s ability to integrate the TMC business, its team and its capabilities with Janus’s operations, achieve expected synergies and grow Janus’s operations, and otherwise realize the intended benefits of the acquisition. When used in this communication, words such as “may,” “should,” “will,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions, as they relate to the management team, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Janus’s management, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements, many of which are outside of Janus’s control.

In addition to factors previously disclosed in Janus’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks related the industries in which Janus operates, including the self-storage and (following the acquisition of TMC) trucking industries; (ii) the highly competitive nature of the industries in which Janus operates, including the self-storage and (following the acquisition of TMC) trucking industries, and Janus’s ability to compete therein; (iii) litigation, complaints, and/or adverse publicity; (iv) cyber incidents or directed attacks that could result in information theft, data corruption, operational disruption, and/or financial loss; and (v) the risk that the demand outlook for Janus’s products and/or services may not be as strong as anticipated.

There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Janus is not under any obligation and expressly disclaims any obligation to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Janus and is not intended to form the basis of an investment decision in Janus. All subsequent written and oral forward-looking statements concerning Janus or other matters and attributable to Janus or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and under the heading “Risk Factors” in Janus’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as updated from time to time in amendments and its subsequent filings with the SEC.

Investor Contact

Sara Macioch

Senior Director, Investor Relations, Janus International

770-562-6399

IR@janusintl.com

Media Contact

Suzanne Reitz

Vice President of Marketing, Janus International

770-746-9576

Marketing@Janusintl.com

Source: Janus International Group, Inc.

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